Exhibit 23.1    Consent of Crowe Chizek and Company LLC


                    Consent of Independent Auditors


We consent to the use in this Registration Statement of NBC Capital Corporation on Form 8-K/A of our report dated February 5, 2004 on the financial statements of Enterprise Bancshares, Inc.



						/s/   Crowe Chizek and Company LLC


Louisville, Kentucky
June 10, 2004